UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 22, 2019
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)
United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, Salt Lake City, Utah		84133
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(801) 844-7637

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02    Results of Operations and Financial Condition.

On April 22, 2019, Zions Bancorporation, National Association (“the Bank”) announced its financial results for the quarter ended March 31, 2019 and its intent to host a conference call to discuss such results at 5:30 p.m. Eastern Time on April 22, 2019. The press release announcing the financial results for the quarter ended March 31, 2019 is furnished as Exhibit 99.1 and incorporated herein by reference. A presentation to be used in conjunction with the conference call regarding the Company’s first quarter financial results is furnished as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1Press Release dated April 22, 2019 (furnished herewith).

Exhibit 99.2Earnings Release Presentation dated April 22, 2019 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

By:	/s/ Paul E. Burdiss
Name:	Paul E. Burdiss
Title:	Executive Vice President and Chief Financial Officer

Date: April 22, 2019